                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         CHART HOUSE ENTERPRISES, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                            [LOGO of CHART HOUSE]

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 7, 1996

To the Stockholders of Chart House Enterprises, Inc.:

  The Annual Meeting of Stockholders of Chart House Enterprises, Inc., a Delaware corporation (the "Company"), will be held at the Chart House Restaurant, 2588 South Highway 101, Cardiff, California 92007, on Tuesday, May 7, 1996 at 11:00 a.m. for the following purposes:

    1. To elect two directors;

    2. To approve the 1996 Stock Option Plan;

    3. To approve the 1996 Nonemployee Director Stock Compensation Plan; and

    4. To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed the close of business on March 15, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A list of such stockholders will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the offices of the Company at 115 South Acacia Avenue, Solana Beach, California, or at the place where the meeting is to be held, during the ten days prior to the meeting.

  In order to constitute a quorum for the conduct of business at the Annual Meeting, holders of a majority of all outstanding shares of the Company's Common Stock must be present in person or be represented by proxy. WE HOPE THAT YOU WILL TAKE THIS OPPORTUNITY TO TAKE AN ACTIVE PART IN THE AFFAIRS OF THE COMPANY BY VOTING ON THE BUSINESS TO COME BEFORE THE MEETING, EITHER BY EXECUTING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE PAID, RETURN ENVELOPE PROVIDED OR BY CASTING YOUR VOTE IN PERSON AT THE MEETING.

                                          By Order of the Board of Directors

                                          [SIGNATURE LOGO]
                                          William R. Kuntz, Jr.
                                          Secretary

Solana Beach, California
March 29, 1996

                         CHART HOUSE ENTERPRISES, INC.
                            115 SOUTH ACACIA AVENUE
                            SOLANA BEACH, CA 92075

                                ---------------

                                PROXY STATEMENT

                                ---------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 7, 1996

GENERAL INFORMATION ON THE MEETING

  This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Chart House Enterprises, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 7, 1996, at 11:00 a.m., at the Chart House Restaurant, 2588 South Highway 101, Cardiff, California 92007, and at any adjournment thereof.

  The entire cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. In addition to the use of the mails, proxies may be solicited by certain officers, directors and regular employees of the Company, without extra compensation, by telephone, facsimile transmission or personal interview. Although there is no formal agreement to do so, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxies and proxy material to the beneficial owners of the Company's Common Stock. This proxy statement and accompanying proxy are first being sent to the stockholders on or about March 29, 1996.

RECORD DATE AND VOTING

  Only stockholders of record at the close of business on March 15, 1996 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. As of March 15, 1996, 8,238,293 shares of the Company's Common Stock were issued and outstanding, all of which are entitled to be voted at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held on all matters to come before the meeting. A list of stockholders will be available for examination by stockholders at the Annual Meeting.

  The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company written notice of revocation or by appearing at the meeting and voting in person. A prior proxy is automatically revoked by a stockholder giving a valid proxy bearing a later date. Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies. In the absence of instructions, shares represented by valid proxies will be voted as recommended by the directors.

  The election of directors will be determined by a plurality of the votes cast, while approval of any other items will require the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting. In the case of shares that are present at the Annual Meeting for quorum purposes, not voting those shares for a particular nominee for director (including by withholding authority on the proxy) will not operate to prevent the election of that nominee if he otherwise receives affirmative votes. For items other than the election of directors, an abstention will have the same effect as a vote against approval of the item, and broker "non-votes" which result when a broker holding shares for a beneficial owner has not received timely voting instructions from the beneficial owner, will not be considered as shares entitled to vote on the matter.

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth, as of March 15, 1996 (unless otherwise indicated in a footnote), information concerning the beneficial ownership of voting securities of the Company by the persons who are known by the Company to own beneficially more than 5% of the outstanding shares of the Company's voting stock.

                                                     AMOUNT AND NATURE
                            NAME AND ADDRESS           OF BENEFICIAL   PERCENT
   TITLE OF CLASS          OF BENEFICIAL OWNER         OWNERSHIP(1)    OF CLASS
   --------------          -------------------       ----------------- --------
Common Stock........ Metropolitan Life Insurance Co.     1,908,225(2)   22.0%
                     One Madison Avenue
                     New York, New York 10010-3690

Common Stock........ ICM Asset Management, Inc.            923,700(3)   11.2%
                     West 601 Main Ave., Suite 917
                     Spokane, Washington 99201

Common Stock........ John M. Creed                         565,153(4)    6.8%
                     115 South Acacia Avenue
                     Solana Beach, California 92075

Common Stock........ Dimensional Fund Advisors Inc.        465,900(5)    5.7%
                     1299 Ocean Avenue, 11th Floor
                     Santa Monica, California 90401

- --------
(1) Unless otherwise indicated in a footnote, each person listed as a beneficial owner has sole voting and investment power.

(2) Includes 1,477,575 shares owned directly by Metropolitan Life Insurance Company ("Metropolitan") and 430,650 shares which Metropolitan has the right to acquire upon exercise of a warrant which became exercisable on September 7, 1993 and expires on September 6, 1997.

(3) As of December 31, 1995, ICM Asset Management, Inc., a registered investment adviser, had sole voting power as to 596,500 shares, and sole investment power as to 923,700 shares, based on information set forth in a
    Schedule 13G statement.

(4) Includes 476,353 shares owned directly by Mr. Creed, 1,800 shares owned by Mr. Creed in an individual retirement account, 52,000 shares owned by an independent trustee under trusts established for the benefit of Mr. Creed's two daughters, and 35,000 shares which Mr. Creed has the right to acquire upon exercise of vested stock options granted to him under the Company's 1989 Non-Qualified Stock Option Plan and 1992 Stock Option Plan. Mr. Creed disclaims beneficial ownership as to the 52,000 shares held by the trustee.

(5) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 465,900 shares as of December 31, 1995, of which 67,700 shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, 72,900 shares are held in series of the DFA Investment Trust Company, a Delaware business trust, and 325,300 shares are owned by qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company consists of seven members, divided into three classes of directors serving staggered three-year terms. Two directors are to be elected at the Annual Meeting to serve for terms expiring at the 1999 Annual Meeting of Stockholders. The term of each director will continue until his successor is elected and has qualified.

  Pursuant to a favorable recommendation by the Nominating Committee, the Board of Directors has nominated Arthur J. Nagle and Patrick W. Rose for election at the Annual Meeting. Each of the nominees is now a director of the Company with a term expiring at the Annual Meeting and has agreed to serve if elected. The proxy holders will vote the proxies received by them for the two nominees, or, in the unlikely event that any nominee becomes unable to serve as a director, for other persons designated by the Board of Directors.

  The following tables set forth certain information with respect to each nominee and each director whose term of office will continue after the Annual Meeting.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                              SERVED AS
                                                              DIRECTOR   TERM
NAME                  AGE        PRINCIPAL OCCUPATION           SINCE   EXPIRES
- ----                  ---        --------------------         --------- -------
Arthur J. Nagle......  57 Managing Director, Vestar Capital     1985     1996
                           Partners, Inc.
Patrick W. Rose......  53 Chairman, President and Chief         1989     1996
                           Executive Officer of Van Camp
                           Seafoods, Inc.

  Arthur J. Nagle has been a Managing Director of Vestar Capital Partners Inc., an investment banking firm, since April 1988. From 1978 to April 1988, Mr. Nagle was a Managing Director of The First Boston Corporation, an investment banking firm. Mr. Nagle is also a director of La Petite Academy, Inc. and Cabot Safety Products, Inc.

  Patrick W. Rose has been Chairman, President and Chief Executive Officer of Van Camp Seafoods, Inc. since October 1992. From September 1989 to October 1992, he was a private investor. From 1982 to September 1989, Mr. Rose was President and Chief Executive Officer of Bumble Bee Seafoods, Inc. Mr. Rose is also a director of International House of Pancakes, Inc., Riviana Foods Inc. and Van Camp Seafoods, Inc.

DIRECTORS WHOSE TERMS CONTINUE AFTER THE ANNUAL MEETING

                                                                 SERVED AS
                                                                 DIRECTOR   TERM
NAME                     AGE        PRINCIPAL OCCUPATION           SINCE   EXPIRES
- ----                     ---        --------------------         --------- -------
John M. Creed...........  59 Chairman of the Board and Chief       1985     1998
                              Executive Officer of the Company
William M. Diefenderfer   50 Partner, Wunder, Diefenderfer,        1991     1998
 III....................      Cannon & Thelen
William E. Mayer........  55 Dean, College of Business and         1990     1997
                              Management, University of
                              Maryland
Alan S. McDowell........  57 Private Investor                      1990     1997
Harry F. Roberts........  53 President and Chief Operating         1993     1997
                              Officer of the Company

  John M. Creed has been Chief Executive Officer and a director of the Company since November 1985 and was named Chairman of the Board in August 1987. Mr. Creed was President of the Company from November 1985 to February 1996, when Mr. Roberts became President and Chief Operating Officer.

  William M. Diefenderfer III has been a partner in the Washington law firm of Wunder, Diefenderfer, Cannon & Thelen since May 1991. Mr. Diefenderfer was Deputy Director of the Office of Management and Budget from February 1989 to May 1991.

  William E. Mayer has been Dean of the College of Business and Management, University of Maryland, since October 1992. From September 1991 to July 1992, he was Dean of the Simon Graduate School of Business, University of Rochester. Mr. Mayer was the Chairman of the Board and Chief Executive Officer of CS First Boston Merchant Bank from January 1990 until January 1991. From December 1988 until January 1990, he was President and Chief Executive Officer of The First Boston Corporation, an investment banking firm. He is also a director of Riverwood International Corporation and Hambrecht & Quist, Inc. and a trustee of the Colonial Group of Mutual Funds.

  Alan S. McDowell has been a private investor since 1984. From 1978 to 1983, he started and developed what became the largest franchisee network of Godfather's Pizza, which he sold to the franchisor in 1983. Mr. McDowell is also a director of Buffets, Inc., a restaurant company, and AGCO Corporation, a farm equipment manufacturer.

  Harry F. Roberts has been President and Chief Operating Officer of the Company since February 1996. From July 1993 to January 1996, he was Vice President of Starbucks Coffee Company. From 1990 to July 1993, Mr. Roberts was President and Chief Executive Officer of EvansGroup Portland, which is part of the EvansGroup multi-state marketing communications network. In 1982 Mr. Roberts founded the Roberts Group, which merged with the existing Portland office of EvansGroup in 1990.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

  The Board of Directors held fourteen meetings during 1995, four of which were actions by unanimous written consent. Each director attended at least 75% of the total number of meetings of the Board of Directors and of Board committees of which he was a member.

  The Board of Directors has established three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee.

  Audit Committee. The Audit Committee, which held one meeting in 1995, has the primary responsibility for ensuring the integrity of the financial information reported by the Company. The Committee's functions include: (i) to make recommendations concerning the selection of independent auditors; (ii) to review the scope of the annual audit to be performed by the independent auditors; (iii) to review the results of those audits; and (iv) to meet periodically with management and the Company's independent public accountants to review financial, accounting and internal control matters. The Audit Committee consists of Messrs. Diefenderfer, McDowell and Rose.

  Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board on the compensation and benefits payable to the officers and key employees of the Company and is responsible for administering the Company's stock option and incentive compensation plans. The Compensation Committee held six meetings in 1995, one of which was an action by unanimous written consent. The Compensation Committee consists of Messrs. Mayer, Nagle and Rose.

  Nominating Committee. The Nominating Committee, which held one meeting in 1995, is responsible for (i) recommending nominees for election as directors and for appointment as directors to fill vacancies; (ii) considering any nominations for election as director submitted by stockholders; and (iii) making recommendations concerning the organization and size of the Company's Board of Directors and committees of the Board. The Committee consists of Messrs. Diefenderfer, Mayer, McDowell and Nagle. Stockholders who want to submit recommendations of nominees for election as directors should submit the recommendations to the Company at its executive offices stating in detail the qualifications of the proposed candidates.

COMPENSATION OF DIRECTORS

  The Company pays its outside directors a $2,000 fee plus expenses for each meeting of the Board of Directors they attend and for each meeting of any committee of the Board of Directors they attend. If more than one of those meetings is held on the same or successive days, only one payment is made. A $1,000 fee is paid in the case of meetings held by conference telephone. No fee is paid in the case of actions taken by unanimous written consent of the directors.

                            EXECUTIVE COMPENSATION

  The following table sets forth compensation for services in all capacities to the Company for the fiscal years ended December 31, 1995, 1994, and 1993, of those persons who were, at December 31, 1995 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company.

                          SUMMARY COMPENSATION TABLE

                                                    LONG-TERM
                                                  COMPENSATION
                                                  -------------
                                     ANNUAL
                                COMPENSATION(1)      AWARDS
   NAME AND PRINCIPAL          ------------------ -------------     ALL OTHER
        POSITION          YEAR SALARY($) BONUS($) OPTIONS(#)(2) COMPENSATION($)(3)
   ------------------     ---- --------- -------- ------------- ------------------
John M. Creed             1995  235,000   86,392        --            1,250
Chairman, President and   1994  235,000  113,141     10,000           1,250
 Chief Executive          1993  225,000  108,013     10,000           2,500
 Officer(4)

William R. Kuntz, Jr.     1995  160,000   38,198     15,000           1,250
Vice President, General   1994  155,000   37,000     12,000           1,250
 Counsel and              1993  150,000   32,652      4,500           2,500
 Secretary(5)

Harold E. Gaubert, Jr.    1995  160,000   36,198      7,500           1,250
Vice President,           1994  155,000   37,000     11,000           1,250
 Treasurer and            1993  150,000   32,652      4,500           2,500
 Chief Financial
  Officer

Douglas E. Kollus         1995  160,000   30,814     15,000           1,250
Vice President; Presi-    1994  155,000   35,714     16,000           1,250
 dent and Chief           1993  150,000   23,191      4,000           2,500
 Operating Officer
 of Islands
 Restaurants, Inc.

Roy S. Bream              1995  150,000   21,998      7,500             --
Vice President--Real      1994  140,000   27,571     17,000           1,250
 Estate and               1993  115,000   24,306      4,500           2,500
 Development

- --------
(1) Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Company's 401(k) Plan and Executive Benefit and Wealth Accumulation Plan.
(2) Non-qualified stock options were granted on February 25, 1992, February 22, 1993, February 14, 1994, August 4, 1994 and September 5, 1995 have an exercise price equal to fair market value on those dates ($12.25, $5.875, $12.875, $7.25 and $6.25 respectively), vest at a rate of 20% per year over five years (with the exception of the 1995 grants, which vest at a rate of 33 1/3% over three years), and expire ten years from date of grant.
(3) Includes Company matching contributions on behalf of the executive officer to the Company's 401(k) Plan and Executive Benefit and Wealth Accumulation Plan.
(4) Mr. Creed remains Chairman and Chief Executive Officer following the appointment of Harry F. Roberts to the position of President and Chief Operating Officer of the Company in February 1996.
(5) Mr. Kuntz was appointed Executive Vice President, General Counsel and Secretary in February 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                       POTENTIAL
                                                                    REALIZABLE VALUE
                                                                   AT ASSUMED ANNUAL
                                                                     RATES OF STOCK
                                                                   PRICE APPRECIATION
                                     INDIVIDUAL GRANTS             FOR OPTION TERM(2)
                         ----------------------------------------- ------------------
                         NUMBER OF
                         SECURITIES % OF TOTAL
                         UNDERLYING  OPTIONS
                          OPTIONS   GRANTED TO EXERCISE
                          GRANTED   EMPLOYEES   PRICE   EXPIRATION
     NAME                  (#)(1)    IN 1995    ($/SH)     DATE     5%($)    10%($)
     ----                ---------- ---------- -------- ---------- -------- ---------
John M. Creed...........        0
William R. Kuntz, Jr....   15,000      18.8%    $6.25    9/5/2005  $ 58,959 $ 149,413
Harold E. Gaubert, Jr...    7,500       9.4%    $6.25    9/5/2005  $ 29,479 $  74,707
Douglas E. Kollus.......   15,000      18.8%    $6.25    9/5/2005  $ 58,959 $ 149,413
Roy S. Bream............    7,500       9.4%    $6.25    9/5/2005  $ 29,479 $  74,707

- --------
(1) Non-qualified stock options were granted on September 5, 1995, have an exercise price equal to fair market value on that date, vest at a rate of 33 1/3% per year over three years, and expire ten years from date of grant.
(2) Potential realizable value amounts are based on an assumption that the Company's stock price will appreciate at the annual compounded rates shown over the ten year option term. There can be no assurances that the stock price will appreciate at these rates or experience any appreciation at all.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                        OPTIONS AT          IN-THE-MONEY OPTIONS AT
                           SHARES                 DECEMBER 31, 1995(#)(1)   DECEMBER 31, 1995($)(2)
                         ACQUIRED ON    VALUE    ------------------------- -------------------------
     NAME                EXERCISE(#) REALIZED($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
     ----                ----------- ----------- ----------- ------------- ----------- -------------
John M. Creed...........       0         0         31,000       14,000       $   500       $750
William R. Kuntz, Jr. ..       0         0         37,800       29,700       $55,575       $338
Harold E. Gaubert, Jr...       0         0         21,400       20,600       $   225       $338
Douglas E. Kollus.......       0         0         16,600       31,400       $   200       $300
Roy S. Bream............       0         0          8,900       24,600       $   225       $338

- --------
(1) Options include incentive stock options issued in 1985 at an exercise price of $1.54, an option for the purchase of shares issued to Mr. Kuntz in 1988 at an exercise price of $2.31, and non-qualified stock options issued in 1989, 1992, 1993, 1994 (twice) and 1995 at exercise prices of $13.50, $12.25, $5.875, $12.875, $7.25 and $6.25, respectively.
(2) Value is based on the closing price on the New York Stock Exchange of the Company's common stock on December 29, 1995 ($6.00), which was the last day of trading before the calendar year end. There is no negative value attributed to options which have exercise prices higher than the closing market price.

EXECUTIVE SEVERANCE AGREEMENT

  Effective as of February 12, 1996, the Company entered into an executive severance agreement with Mr. Creed, the Company's Chairman and Chief Executive Officer. The Company intends to enter into similar agreements with Messrs. Roberts, Kuntz, Gaubert and Kollus and two senior officers of the Company's subsidiary, Chart House, Inc. The executive severance agreement is not for a specified term and employment may be terminated by either party at any time in accordance with the terms of the agreement with or without cause. Pursuant to such agreement, under certain circumstances, upon termination of employment without

"cause" or as a result of specified adverse changes in the executive's employment conditions (collectively, a "Terminating Event"), the executive will be entitled to receive one times the executive's current annual base salary in effect at the time of the Terminating Event plus the amount of any bonus, commission and incentive compensation paid during the twelve month period immediately preceding the Terminating Event. In the event of a Terminating Event that occurs in connection with a "change in control" of the Company, the executive will be entitled to payment of two times the executive's current annual base salary in effect at the time of the Terminating Event plus two times the amount of any bonus, commission and incentive compensation paid during the twelve month period immediately preceding the date of the Terminating Event. The Company is also obligated to continue to provide health, life and disability insurance premiums and the executive benefits for a period of one year following termination of employment in connection with a "change in control."

  The board of directors has the discretion to determine the time of the payments due under the executive severance agreement which can be made either in a lump sum or in installments, the final payment of which must be made within twelve months of the executive's termination date. Under the terms of the executive severance agreement, if the executive is terminated for "cause," the executive will not be entitled to receive the severance payments described above. For purposes of the agreement, "cause" means termination on the grounds of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar minor offenses) or final cease-and-desist order, or in the event of a material breach by the executive of the terms of the executive severance agreement.

  A "change in control" shall be deemed to have occurred under the executive severance agreement upon the occurrence of one or more of the following events: (i) the acquisition by any person or entity of 50 percent or more of the combined voting power of the Company's then outstanding shares, or any merger, acquisition, consolidation, or corporate reorganization in which 50 percent or more of the combined voting power of the Company's then outstanding shares changes hands; (ii) a change in the majority composition of the board of directors during any two-year period; (iii) a merger, consolidation, or other combination in which the Company is not the surviving entity; and/or
(iv) a complete liquidation of the Company approved by the stockholders. Notwithstanding the foregoing, a change in control shall not be deemed to occur solely because 50 percent or more of the combined voting power of the Company's then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (B) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition. The preceding definition of a "change in control" does not apply to the executive if the executive: (i) is a member of a group which first announces a proposal which would result in a "change in control" and is ultimately successful and/or (ii) acquires at least a two percent equity interest in the entity which ultimately acquired the Company pursuant to that transaction.

                     REPORT OF THE COMPENSATION COMMITTEE

INTRODUCTION

  The Compensation Committee of the Board of Directors is responsible for reviewing and determining the compensation of the executive officers of the Company, administering the Company's executive compensation plans, including incentive compensation, stock option and other employee benefit plans, and making recommendations to the Board of Directors regarding the adoption of new executive compensation plans. The Committee consists of three directors who are not employees of the Company.

COMPENSATION PHILOSOPHY

  The Committee's primary objective in developing and administering the Company's executive compensation system is to attract and motivate a quality management team to increase stockholder value. The Company's compensation system emphasizes incentives tied to the attainment of financial performance goals.

  The executive compensation system consists of three major components: base salary, annual incentive and long-term incentive.

  Base Salary. Base salaries for executives are established at a level commensurate with the executive's position in the Company and relative to peers in other companies. Annual salary increases generally are made in recognition of added duties or responsibilities taken on by the executive and to reflect cost of living increases.

  Annual Incentive Compensation. The Company has traditionally relied on incentive bonus compensation as the most important component of executive compensation. In December 1992, the Compensation Committee, working with management, approved the Incentive Compensation Plan, which was then approved by the Board of Directors effective beginning in 1993. Under the Incentive Compensation Plan, annual bonus payments are made to participants (executive officers and senior administrative employees) at year-end from a bonus pool equal to 12% of the Company's net income as reported to stockholders. Each participant has a percentage interest in the bonus pool allocated by the Compensation Committee at the beginning of the year. In addition to the allocated percentage interests, approximately 25% of the bonus pool is reserved for the payment of discretionary bonuses based on outstanding individual performance as determined by the Compensation Committee based on recommendations made by management.

  The Committee believes that the Incentive Compensation Plan advances three important objectives: (1) simplicity--it can be easily communicated to and understood by participants and is simple to administer; (2) team approach-- annual incentive compensation paid to all participants is based on the financial performance of the Company as a whole rather than any single restaurant division; and (3) identification with stockholders--the bonus pool is calculated based on annual net income as audited by the Company's independent accountants and reported to stockholders in public reports.

  Long-Term Incentive. Long-term incentives are provided to Company executives in the form of annual stock option grants under the Company's 1992 Stock Option Plan and stock options previously granted under the 1985 and 1989 stock option plans. The 1992 Stock Option Plan authorizes the grant of options for the purchase of up to 310,000 shares of Common Stock. As of December 31, 1995, 3,500 shares remained available for option grants under the 1992 Stock Option Plan. In September 1995, the Committee approved the grant of options for the purchase of 80,000 shares. The Compensation Committee believes that equity incentives are an effective way of motivating management to increase value to the stockholder and that stock options are the most appropriate type of equity incentive given the characteristics of the Company and its management team.

1995 EXECUTIVE OFFICER COMPENSATION

  Salaries paid to executive officers in 1995 were slightly higher than in 1994, generally in line with increases in the cost of living.

  Bonus compensation paid to executive officers for 1993, 1994 and 1995 was determined under the Incentive Compensation Plan. Bonus compensation increased from 1993 to 1994 as the Company's net income increased, but decreased from 1994 to 1995 as the Company experienced a decrease in net income.

  In addition, in accordance with the provisions of the Incentive Compensation Plan, several executive officers received year-end discretionary bonus payments out of the bonus pool established under that plan in recognition of individual performance.

1995 CEO COMPENSATION

  Compensation to Mr. Creed for 1995 was determined according to the principles set forth above. Mr. Creed's salary for 1995 was the same as for 1994. For 1993, 1994 and 1995, Mr. Creed received an annual bonus determined based on his allocated share of the bonus pool established under the Incentive Compensation Plan, which was 12% of the Company's consolidated net income. Mr. Creed also received a discretionary bonus in the amount of $15,000 for 1995 out of the bonus pool. Stock options for the purchase of 10,000 shares were granted to Mr. Creed in each of 1993 and 1994. No options were granted to Mr. Creed in 1995.

                                          Compensation Committee:

                                          William E. Mayer
                                          Arthur J. Nagle
                                          Patrick W. Rose

                               PERFORMANCE GRAPH

  The following graph compares cumulative total stockholder return on the Company's Common Stock with the performance of the Dow Jones Equity Market Index and a restaurant industry peer group index (Standard Industrial Classification (SIC) Code 5812--Eating Places) for the five year period ended December 31, 1995. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 on December 31, 1990.


   COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG COMPANY, DOW JONES
                      EQUITY MARKET INDEX AND PEER GROUP

                                    [GRAPH]

Measurement Period       CHART HOUSE           DOW JONES EQUITY
(Fiscal Year Covered)    ENTERPRISES, INC.     MARKET INDEX         PEER GROUP
- -------------------      -----------------     ----------------     ----------
Measurement Pt-1990      $100                  $100                 $100
FYE   1991               $ 93.24               $129.41              $142.36
FYE   1992               $ 72.97               $135.50              $181.91
FYE   1993               $129.73               $153.85              $208.89
FYE   1994               $101.35               $150.86              $182.94
FYE   1995               $ 64.86               $195.61              $250.51

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth, as of March 15, 1996, information concerning the number of shares of the Company's Common Stock beneficially owned by each of the directors and nominees for election as director, the executive officers named in the Summary Compensation Table and all directors and executive officers as a group.

                      NAME OF                     AMOUNT AND NATURE OF PERCENT
                  BENEFICIAL OWNER                BENEFICIAL OWNERSHIP OF CLASS
                  ----------------                -------------------- --------
   John M. Creed.................................       565,153(1)        6.8%
   William M. Diefenderfer III...................        14,575(2)          *
   William E. Mayer..............................        19,199             *
   Alan S. McDowell..............................         1,000             *
   Arthur J. Nagle...............................        29,900             *
   Harry F. Roberts..............................        11,275             *
   Patrick W. Rose...............................        10,300(3)          *
   Roy S. Bream..................................        12,271(4)          *
   Harold E. Gaubert, Jr.........................       101,646(5)        1.2%
   Douglas E. Kollus.............................        75,568(6)          *
   William R. Kuntz, Jr..........................        90,735(7)        1.1%
   All directors and executive officers as a
    group (11 persons)...........................       931,622(8)       11.1%

- --------
 * Less than one percent.

(1) Includes 476,353 shares owned directly by Mr. Creed, 1,800 shares owned by Mr. Creed in an individual retirement account, 52,000 shares owned by an independent trustee for the benefit of Mr. Creed's two daughters and 35,000 shares which Mr. Creed has the right to acquire upon exercise of vested stock options. Mr. Creed disclaims beneficial ownership as to the 52,000 shares held by the trustee.

(2) Includes 3,000 shares owned directly by Mr. Diefenderfer, 3,255 owned by Mr. Diefenderfer in an individual retirement account, 720 shares owned in a supplemental executive retirement plan, 2,100 shares owned by an independent trustee for the benefit of Mr. Diefenderfer's two sons, and 5,500 owned by his wife. Mr. Diefenderfer disclaims beneficial ownership of the 5,500 shares owned by his wife.

(3) Includes 5,300 shares owned by Mr. Rose and his wife as trustees of a family trust and 5,000 shares owned by Mr. Rose in an individual retirement account.

(4) Includes one share owned directly by Mr. Bream, 70 shares owned by his step-son and 12,200 shares which Mr. Bream has the right to acquire upon exercise of vested stock options.

(5) Includes 74,981 shares owned directly by Mr. Gaubert, 460 shares owned by Mr. Gaubert in an individual retirement account, 210 shares owned by his wife in an individual retirement account, 1,065 shares owned by his daughter, 1,030 shares owned by his son, and 23,900 shares which Mr. Gaubert has the right to acquire upon exercise of vested stock options.

(6) Includes 55,968 shares owned directly by Mr. Kollus and 19,600 shares which Mr. Kollus has the right to acquire upon exercise of vested stock options.

(7) Includes 54,835 shares owned directly by Mr. Kuntz and 35,900 shares which Mr. Kuntz has the right to acquire upon exercise of vested stock options.

(8) Includes a total of 126,600 shares which executive officers of the Company have the right to acquire upon the exercise of vested stock options.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on the Company's review of the copies of those forms received by the Company, or written representations from directors and officers that no Forms 5 were required to be filed, it appears that no director or officer failed to file a monthly report of a transaction on a timely basis.

                      APPROVAL OF 1996 STOCK OPTION PLAN

  In February 1996, the Company's Board of Directors adopted the Company's 1996 Stock Option Plan (the "1996 Stock Plan") to provide incentive to the Company's key employees and to attract new employees with outstanding qualifications. The 1996 Stock Option Plan provides that incentive and nonqualified options to purchase a total of 1,000,000 shares of Common Stock may be granted thereunder.

  The Company currently has a 1989 Nonqualified Stock Option Plan (the "1989 Plan") which provides for the grant, from time to time, of options to purchase up to 250,000 shares of Common Stock to eligible employees and a 1992 Stock Option Plan (the "1992 Plan") which provides for the grant, from time to time, of options to purchase up to 310,000 shares of Common Stock to eligible employees. The options under the 1992 Plan may be awarded as nonqualified stock options or as incentive stock options. The Company's 1985 Incentive Stock Option Plan (the "ISO Plan"), which had provided for the grant of options to purchase up to 455,000 shares, which was adopted in November 1985, expired in 1995. As of March 15, 1996, options to purchase 449,020 shares of Common Stock were outstanding under the 1989 Plan, the 1992 Plan and the ISO Plan. The Board of Directors, in adopting the 1996 Stock Plan, resolved not to grant any additional options under the 1989 Plan, the 1992 Plan or the ISO Plan. As a result of that action, there are not options available under those plans for grant to eligible employees. Management believes that the ability of the Company to retain and attract outstanding and qualified employees would be greatly enhanced by the availability of stock options.

  The full text of the 1996 Stock Plan is set forth in Exhibit A to this Proxy Statement. The following summary of the principal features of the 1996 Stock Plan is subject to, and qualified in its entirety by, Exhibit A.

GENERAL DESCRIPTION OF THE 1996 STOCK PLAN

  In February 1996, the Company's Board of Directors adopted the Company's 1996 Stock Plan to provide incentive to the Company's key employees and to attract new employees with outstanding qualifications. The 1996 Stock Plan provides that options to purchase a total of 1,000,000 shares of Common Stock may be granted thereunder. The 1996 Stock Plan permits the granting of options intended to qualify as "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code") and the granting of options that do not so qualify ("Nonqualified Options"). The closing selling price of the Company's Common Stock on the New York Stock Exchange on March 15, 1996, was $5.875. The Company's compensation programs are, in large part, incentive-based and the 1996 Stock Plan is designed to encourage and reward overall Company performance.

ADMINISTRATION

  The 1996 Stock Plan is administered by the Compensation Committee of the Board of Directors, or if the Board so elects, by a committee appointed by the Board of Directors consisting of not less than two (2) members of the Board (the "Committee"). The Committee has the power to determine the employees to be granted options and the number of shares to be optioned to each optionee and to interpret the 1996 Stock Plan subject to the restriction that in no case shall any person be granted in any one year period options to purchase in excess of 100,000 shares ("Option Limit"). The current members of the Committee are William E. Mayer, Arthur J. Nagle and Patrick W. Rose. In addition to administering the 1996 Stock Plan, the Committee is also authorized to interpret the 1996 Stock Plan and to prescribe, amend or rescind rules and regulations relating to the administration, interpretation and application of the 1996 Stock Plan.

ELIGIBILITY AND PARTICIPATION

  Any executive or other key employee of the Company or of any corporation which is then a subsidiary of the Company (as those terms are defined in the 1996 Stock Plan) will be eligible to be granted options. Directors of the Company are eligible to be granted options if they are also employees. Non-employee directors of the Company are not eligible to receive options under the 1996 Stock Plan. More than one option may be granted to an individual. The Company currently has approximately 460 salaried and managerial employees who are eligible to be granted options under the 1996 Stock Plan. If any options granted under the 1996 Stock Plan shall for any reason expire or be cancelled or otherwise terminated without having been exercised in full, the shares allocable to the unexercised portion of such options shall again become available for the 1996 Stock Plan. If shares issued under the 1996 Stock Plan are forfeited, they also become available for new grants. No options have been granted to date under the 1996 Stock Plan.

TERMS OF OPTIONS

  EXERCISABILITY OF OPTIONS. Options are exercisable at such times and in such installments (which may be cumulative) as the Committee may provide in the terms of each individual option. No option granted to a person subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") will be exercisable during the first six months after the option is granted. Subject to certain limitations, the Committee may, on such terms and conditions as it deems appropriate, accelerate the time at which an option or any portion of an option may be exercised. To the extent that the aggregate fair market value of stock with respect to which "Incentive Options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year (under the 1996 Stock Plan and all other incentive stock options plans of the Company, any subsidiary and any parent corporation) exceeds $100,000, the options will be treated as Nonqualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence will be applied by taking options into account in the order in which they were granted. For this purpose, the fair market value of stock will be determined as of the time that the option with respect to such stock is granted.

  Options are exercisable in whole or in part by written notice to the Company specifying the number of shares being purchased, accompanied by payment of the purchase price for the shares. At the discretion of the Committee, the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the optionee or through the surrender of shares of the Company's Common Stock then issuable to the optionee upon exercise of the option; (iii) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than the rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee. The option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law. The Committee may, as a condition to the exercise of any option, require that the optionee deliver such representations and documents as it deems necessary to effect compliance with applicable federal and state securities laws and regulations. The Committee may also take whatever additional action it deems appropriate to effect compliance.

  The Company shall be entitled to require payment in cash or deduction from other compensation payable to the optionee of any sums required by federal, state or local tax law to be withheld with respect to the exercise of any option. The Committee may, in its discretion, allow the optionee to elect to have the Company withhold shares otherwise issuable upon exercise having a fair market value equal to the sums required to be withheld.

  STOCK OPTION AGREEMENTS. The 1996 Stock Plan provides that in consideration of the granting of an option, the optionee will agree, in the written stock option agreement ("Stock Option Agreement"), to remain in the employ of the Company or a subsidiary of the Company for a period of at least one year after the option is granted. Nothing in the 1996 Stock Plan or in any written Stock Option Agreement will confer upon any optionee any right to continue in the employ of the Company, or any subsidiary of the Company, or will interfere with or restrict in any way the rights of the Company, or a subsidiary of the Company, to discharge any optionee at any time for any reason whatsoever, with or without cause.

  PURCHASE PRICE OF SHARES SUBJECT TO OPTIONS. The price of the shares of Common Stock subject to each option shall be set by the Committee and may not be changed following grant of the option (except upon changes in the capitalization of the Company as described below or as otherwise provided in the 1996 Stock Plan); provided, however, that the price per share of an option may be not less than par value of a share of Common Stock and in the case of options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, the price may be not less than 100% of the fair market value of the shares on the date the option is granted; provided, further, that, in the case of an Incentive Option, the price per share may not be less than 110% of the fair market value of the shares on the date the option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company, any subsidiary or any parent corporation. For purposes of the 1996 Stock Plan, the fair market value of a share of the Company's Common Stock as of a given date will be the closing price of a share of the Company's Common Stock on the principal exchange on which the shares are then trading, if any, on the trading day immediately preceding that date, or, if the shares are not traded on that date, then on the next preceding trading date during which a sale occurred. If shares are not traded on an exchange, the fair market value will be the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system or if the Common Stock is not publicly traded, the fair market value will be established by the Committee acting in good faith and considering all relevant and available information and data.

  NON-ASSIGNABILITY. Options may be transferred only by will or by the laws of descent and distribution. During a participant's lifetime, options are exercisable only by the participant. No option or interest or right therein or part thereof will be liable for the debts, contracts or engagements of the optionee or the optionee's successors in interest or will be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means, whether voluntary, involuntary or by operation of law.

  EXPIRATION OF OPTIONS. Options may not be exercised to any extent by anyone after the first to occur of the following events: (i) the termination date as established by the Committee on the date of grant and set forth in the Stock Option Agreement; (ii) in the case of an Incentive Option, the expiration of ten years from the date the option was granted; (iii) in the case of an Incentive Option, the expiration of five years from the date the option was granted in the case of an optionee owning more than ten percent of the total combined voting power of all classes of stock of the Company, any subsidiary or parent corporation; or (iv) in the case of an option granted pursuant to a Stock Option Agreement without reference to the term of the option, the expiration of ten years from the date the option was granted. Unless otherwise provided in the Stock Option Agreement, each option will be subject to termination prior to the expiration of the term set forth in the Stock Option Agreement in the event of the termination of employment of the optionee as follows: (a) 12 months from the date of termination of employment due to death or permanent and total disability; (b) three months from the date of termination of employment due to retirement; and (c) immediately upon termination of employment for any reason other than retirement, death, or permanent and total disability. Subject to the foregoing, the Committee will provide, in the terms of each individual option, when the option expires and becomes unexercisable.

  ADJUSTMENTS UPON CHANGE IN CAPITALIZATION. If the outstanding shares of Common Stock subject to options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee will make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding options, or portions thereof, then unexercised, will be exercisable, to the end that after that event the optionee's proportionate interest will be maintained as before the occurrence of the event. The adjustment will be made without change in the total price applicable to the option except as results from rounding of share quantities or prices and with any necessary corresponding adjustment in option price per share. Adjustments made to Incentive Options will be made in such a manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any adjustment made by the Committee will be final and binding upon all optionees, the Company and all other interested persons.

  EFFECT OF CERTAIN CORPORATE EVENTS. In the event of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination or other adjustment or event that results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right to terminate the 1996 Stock Plan as of the date of the exchange or conversion, in which case all options under the 1996 Stock Plan will become a right to receive such cash, securities or other property, net of any applicable exercise price. In the event of a "spin-off" or other substantial distribution of assets of the Company that has a material diminutive effect upon the fair market value of the Company's Common Stock, the Company may, in its discretion, make an appropriate and equitable adjustment to the option exercise price to reflect such diminution.

  In the event of a "Change in Control" of the Company, at the discretion of the Committee, the terms of an option may provide that it cannot be exercised after such event. In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of the option or by a resolution adopted prior to the occurrence of a Change in Control event, that, for a specified period of time prior to the event, the option shall be exercisable as to all shares covered thereby notwithstanding anything to the contrary in the 1996 Stock Plan or in the provisions of the option. In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the option or by a resolution adopted prior to the occurrence of a Change in Control event, that upon such event, the option shall be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. A "Change in Control" shall be deemed to have occurred under the 1996 Stock Plan if (i) the percentage of the voting stock of the Company owned by one or more persons ("person" as that term is defined for purposes of Sections 13(d) and 14(d) of the Exchange Act), or entities becomes more than 50 percent of the outstanding shares of Common Stock (determined on the basis of all outstanding stock of the Company and not just with regard to a percentage increase of such persons or entities over their prior interest), whether such increase occurs by way of a merger, consolidation, redemption, direct transfer, or sale of stock or otherwise, (ii) as a result of or in connection with any tender or exchange offer, any contested election of directors or any combination thereof, the persons who were directors of the Company immediately before such tender or exchange offer, contested election or combination thereof cease to constitute a majority of the Board, (iii) the stockholders of the Company approve a plan of complete liquidation of the Company, or (iv) the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the assets of the Company. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because 50 percent or more of the combined voting power of the Company's then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (B) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

  Notwithstanding anything to the contrary set forth in the definition of "Change in Control," if a transaction that would otherwise create or result in a "Change in Control" of the Company is approved by the affirmative vote of not less than two thirds of the members of the Board, who are members of the Board immediately prior to any Change in Control, then no Change in Control of the Company shall be deemed to have occurred for the purposes of the 1996 Stock Plan.

  TRANSFER RESTRICTIONS. The Committee, in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an option as it deems appropriate. Any restriction will be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing the shares issuable upon exercise of the option. The Committee may require the employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an Incentive Option, within two years from the date of grant of the option or one year after the transfer of the shares to the employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Option refer to the requirement to give prompt notice of disposition.

  NO RIGHTS AS A STOCKHOLDER. The holders of options will not be, nor will they have any of the rights or privileges of, a stockholder of the Company as to shares covered by an option until the shares are issued by the Company and delivered to the holders.

  CONFORMITY TO SECURITIES AND TAX LAWS. The 1996 Stock Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended ("Securities Act"), and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation, Rule 16b-3. The 1996 Stock Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to those laws, rules and regulations. To the extent permitted by applicable law, the 1996 Stock Plan and options granted thereunder will be deemed amended to the extent necessary to conform to those laws, rules and regulations.

  Any option granted to an employee who was then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such limitations. Furthermore, any option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitation set forth in Section 162(m) of the Code, including any amendments thereto or any regulations or rulings issues thereunder.

  AMENDMENT, SUSPENSION OR TERMINATION OF THE 1996 STOCK PLAN. The Committee may from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the 1996 Stock Plan or revise or amend it in any respect whatsoever, except that, without the approval of the Company stockholders within 12 months before or after the action by the Committee, in general no action of the Committee may increase the number of shares subject to the 1996 Stock Plan or modify the Option Limit, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the 1996 Stock Plan, nor any modification of an option, shall, without the consent of the holder of an option, alter or impair any rights or obligations under any option previously granted unless the option itself otherwise expressly so provides. No options may be granted during any period of suspension or termination of the 1996 Stock Plan and in no event may any Incentive Option be granted under the 1996 Stock Plan after the expiration of ten years from the date the plan was adopted by the Board of Directors of the Company.

  FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the material federal income tax consequences to participants in the 1996 Stock Plan. The discussion is based on the Code, regulations thereunder, and rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of that participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

  NONQUALIFIED OPTIONS. Generally there are no tax consequences to the optionee or the Company by reason of the grant of a Nonqualified Option, unless the option has an ascertainable fair market value. Upon exercise of a Nonqualified Option, normally the optionee will recognize taxable ordinary income equal to the excess of the fair market value of the Common Stock of the Company on the date of exercise over the exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the satisfaction of any withholding obligation and the provisions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon the exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who make an Internal Revenue Code Section 83(b) election, who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

  The tax consequences resulting from the exercise of a Nonqualified Option through the delivery of already-owned shares of Common Stock are not completely certain. In published rulings, the Internal Revenue Service has taken the position that, to the extent an equivalent value of shares is acquired, the employee will recognize no gain and the employee's basis in the shares acquired upon exercise is equal to the employee's basis in the surrendered shares, that any additional shares acquired upon such exercise will be compensation to the employee, taxable under the rules described above, and that the employee's basis in any such additional shares will be their fair market value.

  INCENTIVE STOCK OPTIONS. There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an Incentive Option. However, the exercise of an Incentive Option may increase the optionee's alternative minimum tax liability, if any.

  If an employee optionee holds stock acquired through exercise of an Incentive Option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary compensation income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual proceeds of sale, if any. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness, the satisfaction of a withholding obligation and the provisions of Section 162(m) of the Code) to a corresponding business expense deduction in the tax year in which the disposition occurs.

  The tax consequences resulting from the exercise of an Incentive Option through delivery of already-owned shares of Common Stock are not completely certain. In published rulings and proposed regulations the Internal Revenue Service has taken the position that generally the employee will recognize no income upon a stock-for-stock exercise (subject to the discussion above), that, to the extent an equivalent number of shares is acquired, the employee's basis in the shares acquired upon exercise is equal to the employee's basis in the surrendered shares increased by any compensation income recognized by the employee, that the employee's basis in any additional shares acquired upon such exercise is zero, and that any sale or other disposition of the acquired shares within the one-year to two-year periods described above will be viewed as a disposition of the shares with the lowest basis first.

  The difference between the fair market value of the shares of Common Stock on the exercise date and the exercise price of an Incentive Option is generally deemed to be a "tax preference" under the alternative minimum tax rules of the Code. Since the consequences of the application of these provisions to individual optionees may vary depending on their particular circumstances, optionees should consult their personal tax advisors with respect to these provisions of the Code.

  VOTE REQUIRED. The affirmative vote of holders of a majority of the shares of the Company's Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote will be required for adoption of the 1996 Stock Plan. For purposes of this vote, an abstention will have the same effect as the vote against the adoption, and shares represented by "broker non-votes" will not be considered shares entitled to vote on the matter. In addition, the total votes cast (i.e., for and against) must be over 50 percent of the outstanding shares of Common Stock. For this purpose, "broker non-votes" and abstentions will not be deemed to be votes cast.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 1996 STOCK
                                     PLAN.

         APPROVAL OF 1996 NONEMPLOYEE DIRECTOR STOCK COMPENSATION PLAN

  In February 1996, the Company's Board of Directors approved the 1996 Nonemployee Director Stock Compensation Plan (the "Nonemployee Director Plan") to assist the Company in retaining and attracting new directors with outstanding qualifications, align nonemployee directors' interests more closely with those of stockholders of the Company and promote ownership by nonemployee directors of a greater proprietary interest in the Company. The Nonemployee Director Plan will be effective as of the date of the Annual Meeting (the "Effective Date") if the stockholders approve the Nonemployee Director Plan by the requisite vote at the Annual Meeting.

  The following is a summary of the terms of the Nonemployee Director Plan. Such summary is qualified in its entirety by the full text of the Nonemployee Director Plan, which is attached hereto as Exhibit B.

GENERAL DESCRIPTION OF THE NONEMPLOYEE DIRECTOR PLAN

   The Nonemployee Director Plan provides for (i) the right for each nonemployee director, at his or her election, to receive the Company's Common Stock and stock options in lieu of receipt of compensation in the form of cash and (ii) the automatic grant of an option to purchase 2,500 shares of the Company's Common Stock as of the date of each annual meeting of stockholders of the Company after the Effective Date to each continuing nonemployee director who has elected to participate in the Nonemployee Director Plan. The total number of shares of Common Stock reserved and available for issuance under the Nonemployee Director Plan is 50,000 shares. Such shares may be authorized but unissued shares, treasury shares or shares acquired in the market for the account of participants under the Nonemployee Director Plan, or a combination thereof. For purposes of the Nonemployee Director Plan, "compensation" includes any cash remuneration earned by a nonemployee director including, but not limited to, annual retainer fees for service on the board or a board committee, fees for attending a meeting of the board or a board committee and any other fees paid to nonemployee directors as determined by the board, but excluding any reimbursement of expenses incurred in connection with meeting attendance.

  ADMINISTRATION. The Nonemployee Director Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee shall have the full power, discretion, and authority to interpret and administer the Nonemployee Director Plan consistent with its provisions; provided, however, in no event shall the Committee have the power to determine the persons eligible to participate in the Nonemployee Director Plan or the number, price, or timing of options to be granted thereunder, all such determinations being automatic pursuant to the Nonemployee Director Plan provisions. Any action taken by the Committee with respect to the administration of the Nonemployee Director Plan which would result in any nonemployee director ceasing to be a "disinterested person" for purposes of any other plan maintained by the Company within the meaning of Rule 16b-3 of the Exchange Act or which would result in a nonemployee director ceasing to be an "outside director" within the meaning of Section 162(m) of the Code shall be null and void.

  ELIGIBILITY. Each Director of the Company who is not an employee of the Company on any date on which compensation is to be paid will be eligible for participation under the Nonemployee Director Plan. Each Nonemployee Director of the Company may, in lieu of receipt of compensation in cash in his or her capacity as a nonemployee director, receive such compensation in the form of stock for a given calendar year by filing an irrevocable written election with the Secretary of the Company no later than six months before the due date for the first compensation payment during such calendar year and in no event later than December 31 of the year preceding such calendar year. The election to receive stock in lieu of cash compensation will remain in effect until terminated or changed as provided in the Nonemployee Director Plan. A nonemployee director may revoke or change his or her election by filing a new election form, effective with respect to compensation payable for services on or after the first day of the next succeeding calendar year. Certain elections may not result in the receipt of stock for a six-month period as provided in the Nonemployee Director Plan in order to comply with Rule 16b-3 of the Exchange Act. The Company will issue to those nonemployee directors, or to an account maintained by a third party and designated by those nonemployee directors, a number of shares of Common Stock of the Company having an aggregate fair market value at that date equal to the amount of the compensation that would have been payable at such date in cash but for the participant's election to receive stock in lieu thereof. For purposes of the Nonemployee Director Plan, the fair market value of a share of the Company's Common Stock as of a given date will be the closing price of a share of the Company's Common Stock on the principal exchange on which the shares are then trading, if any, on the trading day immediately preceding that date, or, if the shares are not traded on that date, then on the next preceding trading date during which a sale occurred. If shares are not traded on an exchange, the fair market value will be the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system or if the Common Stock is not publicly traded, the fair market value will be established by the Committee acting in good faith and considering all relevant and available information and data. Any fractional shares will be payable in cash to the participant. No grants of stock options have been made to date under the Nonemployee Director Plan to any currently eligible directors of the Company.

  TRANSFER RESTRICTIONS. Stock received in lieu of compensation may not be sold, transferred, encumbered or hypothecated for a period of six months following the date of receipt.

  AUTOMATIC OPTION GRANTS. The Nonemployee Director Plan provides automatic grants of options to purchase 2,500 nonqualified options as of the date of each annual meeting of stockholders after the Effective Date to each nonemployee director elected to that office on that date or continuing in that office who has elected to participate in the Plan.

  EXERCISE PRICE. The exercise price of any option is 100% of the fair market value of the shares of Common Stock underlying the option on the date of grant.

  OPTION VESTING SCHEDULE. On or after the first anniversary date of any option grant the nonemployee director optionee may purchase up to 50% of the shares covered by the option and on or after the second anniversary date of the option grant the nonemployee director optionee may purchase up to an additional 50% of the shares covered by the option, subject to and in accordance with the Nonemployee Director Plan provisions.

  TERMINATION OF SERVICE. In the event of termination of service on the board of directors by the nonemployee director, all outstanding options granted to such nonemployee director through the annual grant of stock options will expire at the earliest of: (i) one year after the optionee ceases serving as a director due to death or disability, (ii) six months after the optionee ceases serving as a director for any other reason except that if the optionee dies during the one year or six month post-termination period, such period shall be extended until the date one year after the optionee's death, or (iii) ten years after the date of grant. Options are, during the life of the optionee, exercisable only by him or her and may not be assigned or transferred other than by will or by the laws of descent and distribution.

  PAYMENT OF EXERCISE PRICE. The purchase price is payable in full in United States dollars or by certified check upon the exercise of the option; or by the surrender of shares of the Company's Common Stock owned by the person exercising the option and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Common Stock of the Company, as long as the sum of the cash so paid and the fair market value of the Common Stock so surrendered equals the purchase price.

  ADJUSTMENT PROVISIONS. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, other extraordinary dividend having a value in excess of 150% of the aggregate quarterly dividends paid during the 12 month period preceding the record date therefor, liquidation, dissolution, or other similar corporate transaction or event affects the Company's Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of a nonemployee director's rights under the Nonemployee Director Plan, then an adjustment shall be made and in a manner that is proportionate to the change to the Common Stock of the Company and otherwise equitable in the number and kind of shares of Common Stock remaining available for issuance under the Nonemployee Director Plan. No adjustment will be made except as necessary to maintain the proportionate interest of a participant under the Nonemployee Director Plan.

  If at any date an insufficient number of shares of Common Stock are available under the Nonemployee Director Plan for the receipt of compensation in the form of stock at that date, compensation will be paid in the form of Common Stock proportionately among nonemployee directors who are eligible to participate and who have elected to receive Common Stock in lieu of cash compensation to the extent that shares are then available.

  Shares of the Common Stock subject to the unexercised portions of any options granted under the Nonemployee Director Plan which expire, terminate or are cancelled may again be subject to options under the Nonemployee Director Plan. Options may not be granted under the Nonemployee Director Plan on or after the tenth anniversary of the Effective Date, but options granted prior to such tenth anniversary may extend beyond that date. Unless earlier terminated by action of the board of directors, the Nonemployee Director Plan will remain in effect until such time as no shares of Common Stock remain available for issuance under the Nonemployee Director Plan and the Company and participants under the Nonemployee Director Plan have no further rights or obligations thereunder.

  CHANGE IN CONTROL. The Nonemployee Director Plan provides that in the event a "Change in Control" of the Company should occur, then the exercise dates of all options granted pursuant to the Nonemployee Director Plan shall automatically accelerate and all options granted shall become immediately exercisable in full. A "Change in Control" shall be deemed to have occurred under the Nonemployee Director Plan if (i) the percentage of the voting stock of the Company owned by one or more persons ("person" as that term is defined for purposes of Sections 13(d) and 14(d) of the Exchange Act), or entities becomes more than 50 percent of the outstanding shares of Common Stock (determined on the basis of all outstanding stock of the Company and not just with regard to a percentage increase of such persons or entities over their prior interest), whether such increase occurs by way of a merger, consolidation, redemption, direct transfer, or sale of stock or otherwise,
(ii) as a result of or in connection with any tender or exchange offer, any contested election of directors or any combination thereof, the persons who were directors of the Company immediately before such tender or exchange offer, contested election or combination thereof cease to constitute a majority of the Board, (iii) the stockholders of the Company approve a plan of complete liquidation of the Company, or (iv) the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the assets of the Company. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because 50 percent or more of the combined voting power of the Company's then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or
(B) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

  Notwithstanding anything to the contrary set forth in the definition of "Change in Control," if a transaction that would otherwise create or result in a "Change in Control" of the Company is approved by the affirmative vote of not less than two thirds of the members of the Board, who are members of the Board immediately prior to any Change in Control, then no Change in Control of the Company shall be deemed to have occurred for the purposes of the Nonemployee Director Plan.

  NO RIGHTS AS A STOCKHOLDER. The participants under the Nonemployee Director Plan will not be, nor will they have any of the rights or privileges of, a stockholder of the Company as to shares covered by an option until the shares are issued by the Company and delivered to the participants.

  CONFORMITY TO SECURITIES LAWS. The Nonemployee Director Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation, Rule 16b-3. The Nonemployee Director Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to those laws, rules and regulations. To the extent permitted by applicable law, the Nonemployee Director Plan and stock issued and options granted thereunder will be deemed amended to the extent necessary to conform to those laws, rules and regulations. The Board of Directors will have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Nonemployee Director Plan and the Board of Directors will have no authority to make any adjustment thereunder, amend any agreement thereunder, or take any other action if and to the extent such authority would cause a transaction under the Nonemployee Director Plan by a participant not to be exempt, or would preclude a nonemployee director from being deemed a "disinterested person," under Rule 16b-3 of the Exchange Act.

  FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the material federal income tax consequences to participants in the Nonemployee Director Plan. The discussion is based on the Code, regulations thereunder, and rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of that participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

  Generally there are no tax consequences to the director-optionee or the Company by reason of the grant of a nonqualified stock option, unless the option has an ascertainable fair market value, or the optionee makes a proper Code Section 83(b) election to be taxed on such on the date of grant. Because the nonqualified options received by the optionees are not actively traded on an established market, such options will likely not be considered to have a readily ascertainable fair market value under the applicable Treasury Regulations.

  Upon exercise of a nonqualified stock option, normally the optionee will recognize taxable ordinary income equal to the excess of the fair market value of the Company's Common Stock on the date of exercise over the exercise price. However, if an optionee is subject to Section 16(b) of the Exchange Act and does not make Code Section 83(b) election, he or she will realize ordinary income upon the expiration of the restriction imposed under Section 16(b) of the Exchange Act for dispositions of stock, in the amount of the difference between the option exercise price and the fair market value of the Company's Common Stock at the time such restriction lapses. Subject to the requirement of reasonableness, the satisfaction of any withholding obligation and the provisions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year.

  Receipt of shares of Common Stock under the Nonemployee Director Plan will result in taxable income to the nonemployee Director and related tax deduction to the Company at the time of issuance of shares of Common Stock to the nonemployee Director. The amount of taxable income to the nonemployee Director and related tax deduction to the Company will be equal to the fair market value of the shares of Common Stock at the date of issuance equal to the amount of the compensation that would have been payable at such date in cash but for the participant's election to receive stock in lieu thereof.

  VOTE REQUIRED. The affirmative vote of holders of the majority of the shares of the Company's Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote will be required for adoption of the Nonemployee Director Plan. For purposes of this vote, an abstention will have the same effect as a vote against the adoption, and shares represented by "broker non-votes" will not be considered as shares entitled to vote on the matter. In addition, the total votes cast (i.e., for and against) must be over 50% of the outstanding shares of Common Stock. For this purpose, "broker non-votes" and abstentions will not be deemed to be votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE NONEMPLOYEE
                                DIRECTOR PLAN.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  Arthur Andersen LLP was the Company's certified public accountant for the year ended December 31, 1995. During the past fiscal year, the Company also engaged Arthur Andersen LLP to render certain nonaudit professional services involving assistance on tax planning matters and general consultations.

  The appointment of auditors is approved annually by the Board of Directors, which is based in part on the recommendations of the Audit Committee. In making its recommendations, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. Arthur Andersen LLP has been selected by the Audit Committee and approved by the Board of Directors for the current year. Stockholder approval is not sought in connection with this selection. Each professional service performed by Arthur Andersen LLP during fiscal 1995 was approved, and the possible effect of such service on the independence of such firm was considered, by the Audit Committee. Representatives of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions from stockholders.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

  Any stockholder proposal to be considered for presentation at the 1997 Annual Meeting of Stockholders must be received by the Company at its executive offices on or before December 1, 1996 for inclusion in the Company's Proxy Statement and form of Proxy.

                                 MISCELLANEOUS

  The Company knows of no matters other than the foregoing to be brought before the Annual Meeting, but if any other matter properly comes before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the proxies in accordance with their best judgment.

  The Annual Report of the Company for the fiscal year ended December 31, 1995 accompanies this Proxy Statement.

  EACH STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          [SIGNATURE LOGO]
                                          William R. Kuntz, Jr.
                                          Secretary

March 29, 1996

                                                                      EXHIBIT A

                         CHART HOUSE ENTERPRISES, INC.

                            1996 STOCK OPTION PLAN

  1. PURPOSE OF THE PLAN. Chart House Enterprises, Inc., a Delaware corporation (the "Company"), has adopted this 1996 Stock Option Plan (the "Plan"), effective February 12, 1996, for the benefit of its eligible employees. The purposes of this Plan are as follows:

    (a) To encourage Employees of the Company, its divisions, and subsidiaries (as hereafter defined) to own stock of the Company., so that they may acquire or increase their proprietary interest in the Company.

    (b) To provide an incentive for key Employees to further the growth, development, and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development, and financial success.

    (c) To encourage such Employees to remain in the employ of the Company and to put forth maximum efforts with the intention of ensuring the success of the business.

  2. DEFINITIONS. Where the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

  (a) "Board" means the Board of Directors of the Company.

  (b) "Change of Control" shall be deemed to have occurred if (i) the percentage of the voting stock of the Company owned by one or more persons ("person" as that term is defined for purposes of Sections 13(d) and 14(d) of the Exchange Act) or entities becomes more than fifty percent (50%) of the outstanding shares of Common Stock (determined on the basis of all outstanding stock of the Company and not just with regard to a percentage increase of such persons or entities over their prior interest), whether such increase occurs by way of a merger, consolidation, redemption, direct transfer, or sale of stock or otherwise, (ii) as a result of or in connection with any tender or exchange offer, any contested election of directors or any combination thereof, the persons who were directors of the Company immediately before such tender or exchange offer, contested election or combination thereof cease to constitute a majority of the Board, (iii) the stockholders of the Company approve a plan of complete liquidation of the Company, or (iv) the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the assets of the Company.

  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Subsidiaries or (B) any Company which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

  Notwithstanding anything to the contrary set forth in this definition, if a transaction that would otherwise create or result in a "Change in Control" of the Company pursuant to subsection (ii) above is approved by the affirmative vote of not less than two thirds of the members of the Board, who are members of the Board immediately prior to such transaction, then no Change in Control of the Company shall be deemed to have occurred for the purposes of this Plan.

  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

  (d) "Committee" means the Compensation Committee of the Board of Directors or any such other committee designated by the Board to administer the Plan.

  (e) "Common Stock" means the Common Stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock.

  (f) "Company" means Chart House Enterprises, Inc. or any successor thereto.

  (g) "Director" means a member of the Board.

  (h) "Employee" means any officer or other regular full-time employee of the Company or any of its Subsidiaries (as defined in accordance with Section 3401(c) of the Code), including those who are officers or directors of the Company or a Subsidiary.

  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

  (j) "Fair Market Value" of Stock means, as of any given date, (i) the closing sale price of a share of Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith and considering all relevant and available information and data.

  (k) "Grantee" means an Employee who has been selected as a Participant in the Plan.

  (l) "Incentive Stock Option" or "ISO" means a Stock Option which conforms to the applicable provisions of Section 422A of the Code and which is designated as an Incentive Stock Option by the Committee.

  (m) "Key Employee" means any Employee deemed to have a direct and significant impact on the performance of the Company, as determined by the Committee in its sole and absolute discretion.

  (n) "Nonqualified Stock Option" or "NSO" means an option other than an Incentive Stock Option and which is not designated as an Incentive Stock Option by the Committee.

  (o) "Option" means a Nonqualified Stock Option or Incentive Stock Option provided to an Employee pursuant to this Plan.

  (p) "Option Agreement" means a written agreement setting forth the number of Options granted, the Option Price, the Option Term, and the Option Vesting Schedule.

  (q) "Option Date" means the date on which the granting of an Option is authorized by the Committee.

  (r) "Option Price" means the price at which a Share may be purchased pursuant to an Option, as determined by the Committee subject to the provisions of the Plan.

  (s) "Option Term" means the ten (10) year period which commences on the date the Option is granted and during which time the option may be exercised, subject to any Option Vesting Schedule specified in the Option Agreement Option termination provisions specified in Sections 6 and 7.

  (t) "Optionee" means an Employee who has been selected as a Participant in the Plan and has received an Option.

  (u) "Participant" means an Employee determined in the Committee's sole and absolute discretion to be eligible to receive Options under this Plan.

  (v) "Plan" means the Chart House Enterprises, Inc. 1996 Stock Option Plan.

  (w) "Rule 16b-3" means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

  (x) "Stock" means the Common Stock of the Company as defined in this Section
2.

  (y) "Stock Option" or "Option" means a Nonqualified Stock Option or Incentive Stock Option.

  (z) "Subsidiary" means any corporation, as defined in Section 424(f) of the Code in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  (aa) "Ten Percent Stockholder" means a Grantee who, at the time an Incentive Stock Option is granted, owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary.

  (bb) "Termination of Employment" shall mean the time when the employee-employer relationship between the Grantee and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment, continuing employment of a Grantee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

3. SHARES SUBJECT TO PLAN

  (a) The aggregate number of shares of Stock which may be issued upon exercise of Options granted under the Plan shall not exceed one million (1,000,000), subject to adjustment under the provisions of Section 9 hereof. The shares of Common Stock issuable upon exercise or receipt of such Options may be either previously authorized but unissued shares or treasury shares.

  (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 100,000 (the "Option Limit"). To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Option Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Option Limit.

  (c) If any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such Stock Option otherwise terminates without a payment being made to the participant in the form of Stock, or if any shares of Stock previously distributed under the Plan are returned to the Company in connection with the exercise of an Option, such shares shall again be available for distribution in connection with future Options under the Plan, subject to the limitations contained in this Section 3.

4. ADMINISTRATION

  (a) The Plan shall be administered by the Committee which shall consist of not less than two Directors of the Company designated by the Board; provided, however, that no director shall be designated as or continue to be a member of the Committee, unless such director shall be (i) a "disinterested person" within the meaning of Rule 16b-3 under the Act (or any successor rule or regulations) and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

  (b) The Committee shall have full and final authority to operate, manage, construe, and administer the Plan on behalf of the Company. This authority includes, but is not limited to the following:

    (i) Determining eligibility for participation in the Plan;

    (ii) Granting of Options (conditionally or unconditionally);

    (iii) Entering into Stock Option exchanges;

    (v) Directing the Company to make accruals and payments provided for by the Plan;

    (vi) Interpreting the Plan;

    (vii) Prescribing, amending, or rescinding rules and regulations relating to the Plan; and

    (viii) To make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan.

  (c) With respect to Options the Committee shall have full and final authority in its sole and absolute discretion to:

    (i) Determine whether an Option shall be and ISO or an NSO;

    (ii) Determine the number of shares of Stock subject to each Option;

    (iii) Determine the time or times at which Options will be granted;

    (iv) Determine the exercise price of the shares subject to each Option, which price shall not be less than the price set forth in Section 6(b) of the Plan; and

    (v) Determine the time when each Stock Option shall become exercisable and the duration of the exercise period which shall not exceed the maximum period as set forth in Sections 6(a)(ii) and 6(c)(v) of the Plan.

  (d) No Committee member shall be liable for any action or determination made by such member in good faith with respect to the Plan or any Option granted thereunder.

5. ELIGIBILITY

  (a) Subject to the Option Limit, officers and other Key Employees of the Company who are responsible for or contribute to the management, growth, and/or profitability of the business of the Company and/or its Subsidiaries are eligible to be selected by the Committee pursuant to Section 4(b)(i) to be granted an Option. In determining the number of persons to whom Options shall be granted and the number of shares of Common Stock to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

  The Committee shall from time to time, in its absolute discretion, and subject to the applicable limitations of this Plan:

    (i) Determine which Employees are Key Employees and select from among the Key Employees (including Employees who have previously received Options under this Plan) such of them who in its opinion should be granted Options;

    (ii) Subject to the Option Limit, determine the number of shares to be subject to such Options granted to the selected Key Employees;

    (iii) Determine whether such Options are to be Nonqualified Stock Options or Incentive Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

    (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
  Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

  (b) Upon the selection of a Key Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Options as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the Options which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered Option, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option.

  (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

  (d) No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

  (e) No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

6. TERMS OF OPTIONS

  (a) OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

  (b) OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, and in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall be 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted and in the case of Incentive Stock Options such price shall not be less than the greater of: (i) 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of a share of Common Stock on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

  (c) OPTION TERM. The term of an Option shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary. In the case of an Option granted pursuant to a Stock Option Agreement without reference to the term of the Option, the term of each such Option shall be ten years without variation or acceleration hereunder, except as provided in
Section 9(f).

  (d) OPTION VESTING. The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; and, without limiting the generality of the foregoing, the Committee may provide in the terms of individual Options that the Options expire immediately upon a Termination of Employment for any reason. Provided, however, that no Option granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. At any time after grant of an Option, the Committee (or the Board) may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

  (e) TERMINATION OF OPTIONS. In the event of Termination of Employment of an Optionee for any reason, the Optionee may exercise his or her Option (to the extent that the Option was vested and the Optionee was entitled to exercise it at the date of termination) in accordance with this Section 6(e) and Section 7 below. No Option shall be exercisable after it expires. Unless otherwise provided in the Option Agreement, each Option shall expire upon the earlier of:

  (i) the expiration of the term for which the Option was granted; or

  (ii)(A) in the case of Termination of Employment of an Optionee due to permanent and total disability within the meaning of Section 22(e)(3) of the Code or death, the expiration of twelve (12) months from the date of such Termination of Employment (or such longer or shorter period specified in the Option Agreement);

      (B) in the case of Termination of Employment of an Optionee due to retirement, the expiration of three (3) months from the date of such termination of employment,

      (C) in the case of Termination of Employment of an Optionee for any reason other than retirement, permanent and total disability, or death, on the date of such Termination of Employment, as conclusively determined by the Committee (or such other date specified in the Option Agreement).

  (f) INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 6(f), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

  (g) CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or any Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

7. EXERCISE OF OPTIONS

  (a) PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

  (b) MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

    (i) A written notice complying with the applicable rules established by the Committee or the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

    (ii) Such representations and documents as the Committee or the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended (the "Act"), and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

    (iii) In the event that the Option shall be exercised pursuant to Section 9(c) by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

    (iv) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee the terms of the Options may
  (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the
  Code) and payable upon such terms as may be prescribed by the Committee or the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law. The Committee may, in its discretion, adopt regulations relating to payment of the Option exercise price with previously acquired shares, including a requirement that Optionees surrendering shares that were purchased upon exercise of Incentive Stock Options acknowledge that such surrender may constitute a disqualifying disposition under Section 422 of the Code.

  (c) CERTAIN TIMING REQUIREMENTS. At the discretion of the Committee, shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only (i) during the period beginning on the third trading day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth trading day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

  (d) CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

    (i) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

    (ii) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

    (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable;

    (iv) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience; and

    (v) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

  (e) RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

  (f) OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

8. COMMITTEE

  (a) COMMITTEE. The Committee (or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist of two or more Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "disinterested person" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

  (b) DUTIES AND POWERS OF THE COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

  (c) MAJORITY RULE. The Committee shall act by a majority of its members in attendance at a meeting which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee. The acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members in the absence of a meeting, shall be the acts of the Committee. All Committee interpretations, determinations, and actions will be final, conclusive and binding on all parties.

  (d) COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board.

All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, the Company and all other interested persons.

  No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Option granted hereunder, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

9. MISCELLANEOUS PROVISIONS

  (a) EFFECTIVE DATE OF PLAN. The Plan shall be effective February 12, 1996 subject to subsequent approval by the stockholders of the Company. Any Options granted prior to such stockholder approval shall be contingent on such approval.

  (b) TERM OF PLAN. No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but Options granted prior to such tenth anniversary may extend beyond that date.

  (c) NOT TRANSFERABLE. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Options have been exercised, or the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed. No Option shall be liable for the debts, contracts or engagements of the Grantee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

  During the lifetime of the Grantee, an Option (or any portion thereof) granted under the Plan may be exercised or otherwise realized only by the Grantee or by his guardian or legal representative. After the death of the Grantee, any exercisable portion of an Option or other Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

  (d) AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in
Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Option Limit, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options alter or impair any rights or obligations under any Option theretofore granted, unless the Option itself otherwise expressly so provides. No Options may be granted during any period of suspension or termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

    (i) The expiration of ten years from the date the Plan is adopted by the Board; or

    (ii) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9(g).

  (e) CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and of the Option Limit described in Section 1.2.

  In the event of such a change or exchange, subject to the other provisions of this Plan, the Committee shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option may include a necessary or appropriate corresponding adjustment in Option exercise price, but shall be made without change in the total price applicable to the Option, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

  Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

  Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Committee will have the right to terminate this Plan as of the date of the exchange or conversion, in which case all Options under this Plan shall become a right to receive such cash, securities or other property, net of any applicable exercise price.

  In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee may in its discretion make an appropriate and equitable adjustment to the Option exercise price to reflect such diminution.

  (f) CHANGE IN CONTROL OF THE COMPANY. In the event of Change in Control of the Company, as defined in Section 2(b) of this Plan:

    (i) At the discretion of the Committee, the terms of an Option may provide that it cannot be exercised after such event.

    (ii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in this Plan or in the provisions of such Option.

    (iii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by terms of such Option or by a resolution adopted prior to the occurrence of such event that upon such event, such Option shall be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

  (g) APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void.

  (h) TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the exercise of any Option. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

  (i) LOANS. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee and shall conform to any and all applicable laws, rules, and regulations.

  (j) LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, any Option granted to an Employee who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

  (k) EFFECT OF PLAN UPON COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

  (l) NO RIGHT TO EMPLOYMENT. Participation in the Plan and the receipt of an Option under the Plan shall not confer any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time.

  (m) COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options under this Plan, and the issuance and delivery of shares of Common Stock and the payment of money under this Plan hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

  (n) HEADINGS. The section and subsection headings are contained herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

  (o) GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                                                      EXHIBIT B

                         CHART HOUSE ENTERPRISES, INC.

                           1996 NONEMPLOYEE DIRECTOR
                            STOCK COMPENSATION PLAN

  1. PURPOSE. Chart House Enterprises, Inc., a Delaware corporation (the "Company"), has adopted this 1996 Nonemployee Director Stock Compensation Plan (the "Plan"), as set forth in this document. The purposes of this Plan are to:

    (a) Advance the interests of the Company and its stockholders by improving the Company's ability to attract and retain highly qualified persons to serve as Nonemployee Directors of the Company;

    (b) Align Nonemployee Directors' personal interests more closely with those of stockholders of the Company;

    (c) Promote ownership by Nonemployee Directors of a greater proprietary interest in the Company; and

    (d) The Plan provides Nonemployee Directors the opportunity to elect to receive Chart House Enterprises stock and stock options in lieu of cash compensation paid for service on the Board of Directors. Directors who elect to participate in this Plan will receive:

      (i) Shares of Chart House Enterprises, Inc. common stock in an amount equal to the value of cash compensation otherwise paid for attendance at meetings of the Board and its Committees; and

      (ii) An option to purchase shares of Chart House Enterprises, Inc. common stock.

  2. DEFINITIONS. Where the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

  (a) "Board" means the Board of Directors of the Company.

  (b) "Change of Control" shall be deemed to have occurred if (i) the percentage of the voting stock of the Company owned by one or more persons ("person" as that term is defined for purposes of Sections 13(d) and 14(d) of the Exchange Act), or entities becomes more than fifty percent (50%) of the outstanding shares of Common Stock (determined on the basis of all outstanding stock of the Company and not just with regard to a percentage increase of such persons or entities over their prior interest), whether such increase occurs by way of a merger, consolidation, redemption, direct transfer, or sale of stock or otherwise, (ii) as a result of or in connection with any tender or exchange offer, any contested election of directors or any combination thereof, the persons who were directors of the Company immediately before such tender or exchange offer, contested election or combination thereof cease to constitute a majority of the Board, (iii) the stockholders of the Company approve a plan of complete liquidation of the Company, or (iv) the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the assets of the Company.

  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Subsidiaries or (B) any Company which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

  Notwithstanding anything to the contrary set forth in this definition, if a transaction that would otherwise create or result in a "Change in Control" of the Company pursuant to subsection (ii) above is approved by the affirmative vote of not less than two thirds of the members of the Board, who are members of the Board immediately prior to such transaction, then no Change in Control of the Company shall be deemed to have occurred for the purposes of this Plan.

  (c) "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

  (d) "Common Stock" means the Common Stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock.

  (e) "Compensation" means any cash remuneration earned by a Nonemployee Director including but not limited to annual retainer fees for service on the Board or a Board Committee, fees for attending a meeting of the Board or a Board Committee, and any other fees paid to Nonemployee Directors as determined by the Board, but excluding any reimbursement of expenses incurred in connection with meeting attendance.

  (f) "Company" means Chart House Enterprises, Inc. or any successor thereto.

  (g) "Director" means a member of the Board.

  (h) "Employee" means any officer or other regular full-time employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

  (j) "Fair Market Value" of Stock means as of any given date, (i) the closing sale price of a share of Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith and considering all relevant and available information and data.

  (k) "Nonemployee Director" means any member of the Board who is not an Employee of the Company or a Subsidiary.

  (l) "Option" means the right, granted to a Director under Section 7, to purchase a specified number of shares of Stock at the specified exercise price for a specified period of time under the Plan. All Options granted under the Plan will be nonqualified stock options.

  (m) "Participant" means each Nonemployee Director who elects to participate in the Plan in accordance with the terms of the Plan.

  (n) "Plan" means the 1996 Nonemployee Director Stock Compensation Plan.

  (o) "Rule 16b-3" means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

  (p) "Stock" means the Common Stock of the Company as defined in this Section
2.

  (q) "Subsidiary" means any corporation, as defined in Section 424(f) of the Code in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  (r) "Termination of Board Service" means the time when a Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, expiration of term, removal (with or without cause), retirement or death.

  3. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in
Section 8, the total number of shares of Stock reserved and available for issuance under the Plan is fifty thousand (50,000). Such shares may be authorized but unissued shares, treasury shares, or shares acquired in the market for the account of the Participant, or a combination thereof.

  4. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee shall have the full power, discretion, and authority to interpret and administer the Plan consistent with the Plan provisions; provided, however, in no event shall the Committee have the power to determine the persons eligible to participate in the Plan or the number, price, or timing of Options to be granted under the Plan, all such determinations being automatic pursuant to Plan provisions. Any action taken by the Committee with respect to the administration of the Plan which would result in any Nonemployee Director ceasing to be a "disinterested person" for purposes of any other plan maintained by the Company within the meaning of Rule 16b-3 of the Exchange Act or which would result in an Nonemployee Director ceasing to be an "outside director" within the meaning of Section 162(m) of the Code shall be null and void.

  5. ELIGIBILITY. Each Director of the Company who, on any date on which Compensation is to be paid which could be received in the form of Stock under
Section 6 and a Stock Option under Section 7, is not an Employee of the Company will be eligible, at such date, to be granted shares of Stock under
Section 6 and to receive a Stock Option under Section 7, subject to the election requirements of Section 7(a).

  No person other than those specified in this Section 5 will be eligible to participate in the Plan.

  6. RECEIPT OF STOCK IN LIEU OF COMPENSATION. Each Nonemployee Director of the Company may, in lieu of receipt of Compensation in his or her capacity as a Nonemployee Director in cash, receive such Compensation in the form of Stock in accordance with this Section 6; provided, however, that such Nonemployee Director is eligible to do so under Section 5 at the date any such Compensation is otherwise payable.

  (a) ELECTION TO RECEIVE STOCK. Each Nonemployee Director who elects to receive Compensation for a given calendar year in the form of Stock for such year must file an irrevocable written election with the Secretary of the Company no later than six months before the due date for the first Compensation payment during such calendar year, and in no event later than December 31 of the year preceding such calendar year. A Nonemployee Director may execute an election with the Company to receive the payment of all of the Compensation payable for services as a Nonemployee Director through completion of a Stock Payment Form or any substantially similar document to be delivered to and be subject to acceptance by the Secretary of the Company.

  Certain elections may not result in receipt of Stock for a six-month period, as provided in Section 10(b).

  The election to receive Stock shall remain in effect until terminated or changed as provided herein. An election by a Director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 6(a). Any such termination or change in the amount to be paid in Stock shall be effective only with respect to Compensation payable for services as a Nonemployee Director on or after the first day of the next succeeding calendar year, subject to Section 10(b) below.

  (b) PAYMENT OF COMPENSATION IN THE FORM OF STOCK. At any date on which Compensation is payable to a Participant who has elected to receive such Compensation in the form of Stock, the Company will issue to such Participant, or to an account maintained by a third party and designated by such Participant, a number of shares of Stock having an aggregate Fair Market Value at that date equal to the Compensation, or as nearly as possible equal to the Compensation (but in no event greater than the Compensation), that would have been payable at such date but for the Participant's election to receive Stock in lieu thereof. Any fractional shares resulting from this calculation will be payable in cash to the Participant.

  (c) RESTRICTIONS ON STOCK RECEIVED IN LIEU OF CASH COMPENSATION. Stock received in lieu of Compensation may not be sold, transferred, encumbered, or hypothecated for a period of six months following the date of receipt.

  (d) NONFORFEITABILITY. The interest of each Participant in any Compensation paid in the form of Stock at all times will be nonforfeitable.

  7. GRANT OF STOCK OPTIONS. Subject to the terms and provisions of the Plan, each Nonemployee Director who elects to participate in the Plan for a given year will receive a grant of Options to purchase the Company's stock.

  (a) OPTION GRANT. As of the date of each Annual Meeting of Stockholders of the Company after the Effective Date, an Option to purchase two thousand five hundred (2,500) shares will be granted to each Nonemployee Director elected to such office on such date or continuing in such office who has elected to participate in this Plan.

  (b) OPTION VESTING SCHEDULE. Stock Options granted will become exercisable based on the following vesting schedule:

    (i) On or after the first anniversary date of any Option grant, the Nonemployee Director may purchase up to fifty percent (50%) of the Shares covered by the Option, subject to and in accordance with the Plan provisions;

    (ii) On or after the second anniversary date of any Option grant, the Nonemployee Director may purchase up to an additional fifty percent (50%) of the Shares covered by the Option, subject to and in accordance with the Plan provisions.

  (c) TERMINATION OF SERVICE. In the event of the Termination of Board service of a Nonemployee Director, all outstanding Options granted to such Nonemployee Director through the annual grant of stock options will expire at the earliest of:

    (i) One year after the Optionee ceases serving as a Director due to death or disability, or

    (ii) Six (6) months after the Optionee ceases serving as a Director for any other reason except that, if the Optionee dies during the one year or six month post-termination period, such period shall be extended until the date one year after the Optionee's death but in no event more than ten (10) years after the date of grant.

  (d) PAYMENT OF EXERCISE PRICE. At the time of exercise, the Optionee shall make full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee the terms of the Options may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law. The Committee may, in its discretion, adopt regulations relating to payment of the Option exercise price with previously acquired shares.

  8. ADJUSTMENT PROVISIONS

  (a) CORPORATE TRANSACTIONS AND EVENTS. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange or shares or other securities of the Company, stock split or reverse split, stock dividend, other extraordinary dividend having a value in excess of 150% of the aggregate quarterly dividends paid during the 12-month period preceding the record date therefor, liquidation, dissolution, or other similar corporate transaction or event affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Stock and otherwise equitable in the number and kind of shares of Stock remaining available for issuance under the Plan. The foregoing notwithstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan.

  (b) CHANGE IN CONTROL. Upon the occurrence of a Change in Control, unless specifically prohibited by the terms of applicable law or regulation, any and all Options granted hereunder shall become immediately exercisable.

  (c) INSUFFICIENT NUMBER OF SHARES. If at any date an insufficient number of shares of Stock are available under the Plan for the receipt of Compensation in the form of Stock at that date, Compensation shall be paid in the form of Stock proportionately among Nonemployee Directors who are eligible to participate and who have elected to receive Stock in lieu of cash Compensation to the extent shares are then available under Section 3.

  (d) CHANGES TO THE PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan without the consent of stockholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any stock exchange or automated quotation system or any regulatory body having jurisdiction thereto, and the Board may otherwise determine to submit other such amendments or alterations to stockholders for approval; provided, however, that without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previous Option; and provided, however, that the Plan may not be amended more than once every six months other than to bring it into compliance with changes in the Code, the Exchange Act, or other relevant laws, regulations, or requirements.

9. GENERAL PROVISIONS

  (a) AGREEMENTS. Stock and Stock Options granted under the Plan will be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan as the Board of Directors may from time to time approve.

  (b) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company will not be obligated to issue or deliver shares of Stock in payment of any Nonemployee Directors' Compensation in Stock or upon the exercise of any Stock Option in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

  (c) COMPLIANCE WITH RULE 16B-3. It is the intent of the Company that this Plan and all transactions under this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act. Accordingly, if any provision of this Plan, any agreement hereunder, or any transaction pursuant to an Option under the Plan does not comply with the requirements of Rule 16b-3 as then applicable to a Participant, or would preclude a Nonemployee Director of the Company from being deemed a "disinterested person" within the meaning of Rule 16b-3, such provisions will be construed or deemed amended to the extent necessary to conform to the applicable requirements with respect to such Participant and ensure the Nonemployee Director's status as a "disinterested person" is unaffected. In addition, the Board of Directors will have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan under Section 8 and the Board of Directors will have no authority to make any adjustment under Section 8, amend any agreement hereunder, or take any other action if and to the extent such authority would cause a transaction under the Plan by a Participant not to be exempt, or would preclude a Nonemployee Director from being deemed a "disinterested person", under Rule 16b-3.

  (d) NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a Nonemployee Director of the Company.

  (e) NO STOCKHOLDER RIGHTS CONFERRED. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such Participant (or person).

  (f) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board of Directors nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for Nonemployee Directors as it may deem desirable.

  (g) GOVERNING LAW. To the extent not preempted by Federal law the Plan and any agreement pursuant to the Plan shall be construed in accordance with and governed by the internal laws of the State of Delaware.

  (h) SEVERABILITY. In the event any provision of the Plan or any action taken pursuant to the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, and the illegal or invalid action shall be deemed null and void.

  10. EFFECTIVE DATE. The Plan will be effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders.

  (a) STOCKHOLDER APPROVAL. Stockholder approval of the Plan must be obtained not later than the final adjournment of the first annual meeting of stockholders of the Company held after the date the Board of Directors has adopted the Plan.

  (b) DELAYED EFFECTIVENESS OF ELECTIONS IN ORDER TO COMPLY WITH RULE 16B-3. Other provisions of the Section 7 notwithstanding, if any payment of Compensation in the form of Stock would occur less than six months after the Participant filed the irrevocable election which would result in such payment and at a time when the Company's employee benefits plans are being operated in conformity with Rule 16b-3 under the Exchange Act as in effect on and after May 1, 1991, such Compensation shall be paid in cash.

  11. PLAN TERMINATION. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no shares of Stock remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan. However, in no event may an Option be granted under Plan on or after the tenth anniversary of the effective date of the Plan, but Options granted prior to such tenth anniversary may extend beyond that date.

                          [LETTERHEAD OF CHART HOUSE]

                                                             THIS IS YOUR PROXY.
                                                         YOUR VOTE IS IMPORTANT.


Dear Stockholder:                                                 March 29, 1996


     We cordially invite you to attend the Annual Meeting of Stockholders of Chart House Enterprises, Inc. to be held at 11:00 a.m. on Tuesday, May 7, 1996 at the Chart House Restaurant, 2588 South Highway 101, Cardiff, California.

     At the Annual Meeting you are being asked to elect two directors and approve an employee stock option plan and a non-employee director stock plan. Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.


                                  DETACH HERE

[X]  Please mark votes as in this example.

1. ELECTION OF DIRECTORS:

Nominees: Arthur J. Nagle and Patrick W. Rose

                FOR           WITHHELD
               BOTH          FROM BOTH
             NOMINEES         NOMINEES

               [_]              [_]
- ----------------------------------------------
For both nominees, except vote withheld from the above nominee.

2. APPROVAL OF 1996 STOCK OPTION PLAN.     FOR   AGAINST  ABSTAIN

                                           [_]     [_]      [_]


3. APPROVAL OF 1996 NON-EMPLOYEE DIRECTOR  FOR   AGAINST  ABSTAIN
   STOCK COMPENSATION PLAN.
                                           [_]     [_]      [_]

   MARK HERE FOR ADDRESS CHANGE AND
            NOTE AT LEFT               [_]


Please sign exactly as name appears hereon.
Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.

Signature:                Date:          Signature:               Date:

                                  DETACH HERE
PROXY

                         CHART HOUSE ENTERPRISES, INC.
                            115 South Acacia Avenue
                        Solana Beach, California 92075

                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 7, 1996

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints and Harold E. Gaubert, Jr. and William R. Kuntz, Jr., or either of them, as proxies, each with the power to appoint his substitute, to vote all the shares of common stock of Chart House Enterprises, Inc. held of record by the undersigned on March 15, 1996, at the Annual Meeting of Stockholders to be held on May 7, 1996, or any adjournment thereof, as indicated on the reverse hereof on the proposals described in the proxy statement for the meeting, and as those proxies may determine in the exercise of their best judgment on any other matters which may properly come before the meeting. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE APPROVAL OF THE STOCK OPTION PLANS LISTED ON THE REVERSE SIDE.

                      PLEASE SIGN ON THE REVERSE SIDE AND
                    MAIL PROMPTLY IN THE ENCLOSED ENVELOPE
                                                                 -----------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                 -----------